UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 19, 2018

Mellanox Technologies, Ltd.

(Exact name of Registrant as Specified in its Charter)

Israel	001-33299	98-0233400
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Beit Mellanox

Yokneam, Israel 2069200

(Address of Principal Executive Offices, including Zip Code)

+972-4-909-7200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

Agreement with Starboard Value LP

On June 19, 2018, Mellanox Technologies, Ltd. (the “Company”) entered into an agreement (the “Agreement”) with Starboard Value LP and certain of its affiliates named therein (collectively, “Starboard”), which has a combined economic and beneficial ownership interest of approximately 10.5% of the Company’s outstanding ordinary shares, (the “Ordinary Shares”). The following is a summary of the material terms of the Agreement. The summary does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Pursuant to the Agreement, each of Dov Baharav, Shai Cohen and Thomas J. Riordan resigned from the board of directors of the Company (the “Board”) immediately following the execution of the Agreement. Further, immediately following the execution of the Agreement and the resignations of Mr. Baharav, Mr. Cohen and Mr. Riordan, the Board appointed two independent directors recommended by Starboard, Jon A. Olson and Gregory Waters (the “Starboard Independent Appointees”) and one independent director mutually agreed upon by the Company and Starboard, Jack Lazar (the “Mutual Independent Appointee” and together with the “Starboard Independent Appointees,” the “Independent Appointees”) to the Board. The Company agreed to nominate the Independent Appointees for election at the Company’s 2018 annual general meeting of shareholders (the “2018 Annual General Meeting”). Additionally, pursuant to the Agreement, Thomas Weatherford has delivered to the Company an irrevocable resignation letter pursuant to which he will resign from the Board and all applicable committees thereof effective upon March 2, 2019. The Company has agreed that, except in certain circumstances specified in the Agreement, the vacancy created by Thomas Weatherford’s resignation will not be filled by the Board during the Standstill Period (as defined below), other than by an Additional Starboard Appointee (as defined below).

Pursuant to the Agreement, if any Starboard Independent Appointee is unable or unwilling to serve as a director, resigns as a director or is removed as a director during the Standstill Period (as defined below), and if at such time Starboard has combined beneficial and economic ownership of at least the lesser of (i) 3.0% of the Company’s then outstanding Ordinary Shares and (ii) 1,565,937 Ordinary Shares (the “Minimum Ownership Threshold”), Starboard may recommend a substitute director who must meet certain criteria specified in the Agreement. Similarly, if the Mutual Independent Appointee is unable or unwilling to serve as a director, resigns as a director or is removed as a director during the Standstill Period, and if at such time Starboard meets the Minimum Ownership Threshold, the Company and Starboard will follow the procedures set forth in the Agreement to appoint a candidate to the Board as a replacement who is mutually agreed upon by the Company and Starboard.

Under the terms of the Agreement, the Company has agreed to take all necessary actions to appoint each Independent Appointee as a member of at least one committee of the Board as promptly as practicable upon the execution of the Agreement, but in no event later than five business days following the execution of the Agreement. During the Standstill Period, each committee of the Board, including any new committees will include at least one Independent Appointee, provided that at least one Independent Appointee satisfies any Nasdaq Stock Market listing standards or legal requirements for service on any such committee. Effective upon their appointment to the Board, the Board has appointed Mr. Lazar and Mr. Olson as members of the audit committee of the Board, Mr. Waters as a member of the nominating and corporate governance committee of the Board and Mr. Lazar as a member of the compensation committee of the Board. In addition, Thomas Weatherford was appointed as chair of the audit committee, Steve Sanghi was appointed as chair of the nominating and corporate governance committee of the Board and, pursuant to the Agreement, Umesh Padval was appointed as chair of the compensation committee of the Board. Immediately following the execution of the Agreement, the membership of the committees of the Board was as follows:

Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Thomas Weatherford (Chair)	Umesh Padval (Chair)	Steve Sanghi (Chair)

Jack Lazar	Amal Johnson	Glenda Dorchak

Jon A. Olson	Jack Lazar	Gregory Waters

Subject to Starboard satisfying the Minimum Ownership Threshold and the Company’s failure during the Standstill Period to achieve certain agreed upon operating performance thresholds for fiscal year 2018 or certain last twelve months periods during fiscal year 2019 (the “Operational Targets”), as set forth in the Agreement, or the Company’s failure to timely disclose certain financial reporting information, as set forth in the Agreement, Starboard will have the right to designate an additional director for appointment to the Board (the “Additional Starboard Appointee”) in accordance with the procedures set forth in the Agreement. The Operational Targets reflect arms-length negotiated contractual agreements between the Company and Starboard and are not, in any way, intended to be interpreted as financial guidance of the Company. The Operational Targets should not be regarded as an indication that the Company or the Board considers them to be expected or anticipated results of the Company and should not be relied upon as such. Any Additional Starboard Appointee who is a partner of Starboard must, prior to his or her appointment to the Board, provide the Company with an irrevocable resignation letter pursuant to which such Additional Starboard Appointee will resign from the Board and all applicable committees of the Board if Starboard fails to satisfy the Minimum Ownership Threshold. In the event that the Additional Starboard Appointee is appointed to the Board, the Company has agreed to appoint such Additional Starboard Appointee to at least one committee of the Board as promptly as practicable following his or her appointment.

Starboard agreed, on behalf of itself and its affiliates, to irrevocably withdraw, concurrently with the execution of the Agreement, its notice of shareholder nomination of individuals for election as directors at the 2018 Annual General Meeting. With respect to the 2018 Annual General Meeting, Starboard agreed to vote in favor of the Company’s director nominees and the Company’s other proposals, unless Institutional Shareholder Services Inc. recommends otherwise with respect to such proposals (other than the election of directors). Starboard also agreed not to (i) submit director nominations or proposals at the 2018 Annual General Meeting or (ii) initiate, encourage or participate in any “vote no,” “withhold” or similar campaign with respect to the 2018 Annual General Meeting.

Starboard also agreed to certain customary standstill provisions, effective as of the date of the Agreement through the earlier of (x) 15 business days prior to the deadline for the submission of shareholder nominations for the Company’s 2019 annual meeting of shareholders (the “2019 Annual General Meeting”) and (y) 100 days prior to the first anniversary of the 2018 Annual General Meeting (the “Standstill Period”), prohibiting it from, among other things: (i) soliciting proxies or consents with respect to the securities of the Company, (ii) entering into a voting agreement or “group” (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) with other shareholders of the Company, other than affiliates of Starboard, (iii) encouraging any person to submit nominees in furtherance of a contested solicitation for the election or removal of directors or (iv) submitting any proposal for consideration by shareholders of the Company at any annual or extraordinary general meeting of shareholders. If Starboard does not provide written notice of an intention to submit director nominations for the 2019 Annual General Meeting prior to the deadline for such submissions, then the Standstill Period and the obligations of each of the Company and Starboard pursuant to the Agreement will be extended through the earlier of (x) 15 business days prior to the deadline for the submission of shareholder nominations for the 2020 annual general meeting of shareholders (the “2020 Annual General Meeting”) and (y) 100 days prior to the first anniversary of the 2019 Annual General Meeting. In the event Starboard notifies the Company of its intent to nominate a slate of directors for the 2019 Annual General Meeting following the end of the initial Standstill Period, any Additional Starboard Appointee who is a Starboard partner will immediately resign from the Board, the Company will have no obligation to re-nominate the Independent Appointees or any Additional Starboard Appointee and the Operational Targets will cease to remain in effect.

The Company agreed to hold its 2018 Annual General Meeting no later than July 25, 2018, its 2019 Annual General Meeting during the month of July in calendar year 2019 and its 2020 Annual General Meeting no later than July 25, 2020, in each case unless otherwise mutually agreed to in writing by the Company and Starboard.

The Company agreed to reimburse Starboard for its reasonable, documented out-of-pocket fees and expenses (including legal expenses) incurred through the date of the Agreement in connection with Starboard’s involvement at the Company up to a maximum of $2.0 million.

The Company and Starboard also made certain customary representations, agreed to mutual non-disparagement provisions and agreed to jointly issue a press release announcing certain terms of the Agreement. A copy of this press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The director resignations from the Board, as disclosed under Item 1.01 above, were solely in connection with the Agreement, and not a result of any disagreement with the Company, its management or the Board.

None of the Independent Appointees has any family relationships with any of the Company’s directors or executive officers and none is a party to any transactions of the type listed in Item 404(a) of Regulation S-K.

Mr. Olson, Mr. Waters and Mr. Lazar will each receive, cash and equity compensation though July 24, 2018, the date just prior to the 2018 Annual General Meeting, in accordance with the Company’s existing non-employee director compensation policy. Pursuant to the Company’s shareholder-approved Board compensation program, Mr. Olson, Mr. Waters and Mr. Lazar will each receive an award of 350 shares of restricted share units (“RSUs”) which will vest fully on July 1, 2018, provided each continues to serve as a non-employee director through such date. If elected by shareholders at the 2018 Annual General Meeting, Mr. Olson, Mr. Waters and Mr. Lazar, along with the other Board nominees, will receive an annual grant of 4200 shares of RSUs which will vest monthly commencing August 1, 2018 in accordance with the Company’s shareholder-approved Board compensation program.

Any additional information set forth in Item 1.01 of this Current Report on Form 8-K with respect to the Board and the Independent Appointees is incorporated in this Item 5.02 by reference.

Item 8.01. Other Events.

On June 19, 2018, the Company issued a press release announcing the execution of the Agreement described in Item 1.01. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

All statements included or incorporated by reference in this Current Report on Form 8-K, other than statements or characterizations of historical fact, are forward-looking statements, including the Operational Targets. These forward-looking statements are based on the Company’s current expectations, estimates and projections about its industry and business, management’s beliefs and certain assumptions made by the Company, all of which are subject to change.

Forward-looking statements can often be identified by words such as “projects,” “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions and variations or negatives of these words. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause the Company’s actual results to differ materially and adversely from those expressed in any forward-looking statement. The risks and uncertainties that could cause its results to differ materially from those expressed or implied by such forward-looking statements include the continued expansion of its product line, customer base and the total available market of its products, the continued growth in demand for its products, the continued, increased demand for industry standards-based technology, its ability to react to trends and challenges in its business and the markets in which the Company operates, its ability to anticipate market needs or develop new or enhanced products to meet those needs, the adoption rate of its products, its ability to establish and maintain successful relationships with its OEM partners, its ability to effectively compete in its industry, fluctuations in demand, sales cycles and prices for its products and services, its success converting design wins to revenue-generating product shipments, the continued launch and volume ramp of large customer sales opportunities, its ability to protect its intellectual property rights, its ability to successfully acquire businesses and technologies and to successfully integrate and operate these acquired businesses, its success in realizing the anticipated benefits of mergers and acquisitions, and its ability to obtain debt at competitive rates or in sufficient amounts in order to fund its contractual commitments. Furthermore, the majority of its quarterly revenues are derived from customer orders received and fulfilled in the same quarterly period. The Company has limited visibility into actual end-user demand, as such demand impacts the Company and its OEM customer inventory balances in any given quarter. Consequently, this introduces risk and uncertainty into the Company’s revenue and production forecasts and business planning and could negatively impact its financial results. In addition, current uncertainty in the global economic environment poses a risk to the overall economy as businesses may defer purchases in response to tighter credit conditions, changing overall demand for the Company’s products, and negative financial news. Consequently, the Company’s results could differ materially from its prior results due to these general economic and market conditions, political events and other risks and uncertainties described more fully in the Company’s documents filed with or furnished to the U.S. Securities and Exchange Commission (the “SEC”).

More information about the risks, uncertainties and assumptions that may impact the Company’s business is set forth in its Quarterly Report on Form 10-Q filed with the SEC on May 4, 2018. All forward-looking statements in this Current Report on Form 8-K and the Agreement, including the Operational Targets, are based on information available to the Company as of the date hereof, and the Company assumes no obligation to update these forward-looking statements.

GAAP to Non-GAAP Reconciliation

To supplement its consolidated financial statements presented in accordance with generally accepted accounting principles (“GAAP”), the Company uses non-GAAP measures of net income which are adjusted from results based on GAAP to exclude share-based compensation expense, amortization expense of acquired intangible assets, acquisition and other charges, settlement costs, restructuring and related charges, and income tax effects and adjustments. Acquisition and other charges include expenses related to acquisitions of other companies and non-routine shareholder matters. Restructuring and related charges include costs that are the result of restructuring, consisting of employee termination and severance costs, facilities related costs, contract cancellation charges, and impairment of long-lived assets. The purpose of income tax effects and adjustments is to exclude tax consequences associated with the above excluded expenses items, as well as the non-cash impact on the tax provision pertaining to changes in deferred tax assets associated with carryforward losses of group entities subject to tax holiday in Israel. The Company believes the non-GAAP results provide useful information to both management and investors, as these non-GAAP results exclude expenses that are not indicative of the Company’s core operating results. Management believes it is useful to exclude share-based compensation expense, amortization expense of acquired intangible assets, acquisition and other charges, settlement costs, restructuring and related charges, and income tax effects and adjustments because it enhances investors’ ability to understand the Company’s business from the same perspective as management, which believes that such items are not directly attributable to nor reflect the underlying performance of the company’s business operations. Further, management believes certain non-cash charges such as share-based compensation, amortization of acquired intangible assets, impairment of long-lived assets, changes related to recognition of deferred taxes and the net impact on the Company’s tax provision for non-GAAP adjustments do not reflect the cash operating results of the business. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. These non-GAAP measures may be different than the non-GAAP measures used by other companies.

Important Additional Information and Where You Can Find It

The Company and certain of its directors and executive officers may be deemed to be participants in a solicitation of proxies in connection with the matters to be considered at the 2018 Annual General Meeting. Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company by security holdings or otherwise is set forth in amendment no. 2 to the Company’s preliminary proxy statement for the 2018 Annual General Meeting, filed with the SEC on June 4, 2018 and reports filed by the Company and Forms 3 and Forms 4 filed by the Company’s executive officers and directors with the SEC after June 4, 2018. These documents are available free of charge at the SEC’s website at www.sec.gov. Additional information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Company’ s definitive proxy statement for its 2018 Annual General Meeting, including the schedules and appendices thereto.

The Company intends to furnish its definitive proxy statement and proxy card for the 2018 Annual General Meeting to each shareholder entitled to delivery of a proxy, and intends to file such definitive proxy statement and proxy card with the SEC. THE COMPANY URGES ITS SHAREHOLDERS TO CAREFULLY READ SUCH DEFINITIVE PROXY STATEMENT (INCLUDING ANY SUPPLEMENTS OR AMENDMENTS THERETO), ACCOMPANYING PROXY CARD AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY MAY FILE WITH THE SEC, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Copies of the definitive proxy statement, any solicitation materials and any other documents filed by the Company with the SEC will be made available free of charge at the SEC’s website at www.sec.gov. These documents will also be made available free of charge at ir.mellanox.com/sec.cfm or by contacting the Company’s proxy solicitor, MacKenzie Partners, Inc. at mlnxproxy@mackenziepartners.com.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Settlement Agreement, dated as of June 19, 2018, among Mellanox Technologies, Ltd. and Starboard Value LP and certain of its affiliates.

99.1	Press Release dated June 19, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: June 19, 2018	MELLANOX TECHNOLOGIES, LTD.

	By:	/s/ Alinka Flaminia
	Name:	Alinka Flaminia
	Title:	Senior Vice President, General Counsel